Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-B

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 2/18/03


Blended Coupon 5.3358%


Excess Protection Level
3 Month Average   7.54%
March, 2001   8.14%
February, 2001   7.50%
January, 2001   6.97%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.69%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,172,058,483.42